THIS INDENTURE, made this 1st day of July, 1984, between MATTESON-RICHTON BANK, an Illinois Banking Corporation, Lessor, MATTESON-RICHTON BANK, an Illinois Banking Corporation, as Trustee Under and Trust Agreement dtd July
1, 1984 aka Trust #74-1420, Lessee:
                                      WITNESSETH
    That Lessor, for and in consideration of the covenants and agreements hereinafter mentioned, to be kept and performed by Lessee, has demised and leased to Lessee, all those premises situated in the Village of Homewood in the County of COOK and State of Illinois, known and described as follows, to wit:

Lot 1 in Richmond Subdivision being a Subdivision in the East 1/2 of the Southeast 1/4 of Section 29, Township 36 North, Range 14, East of the Third Principal Meridian, according to the Plat thereof recorded December 2, 1980, as Document 25,688,712, in Cook County, Illinois.







    TO HAVE AND TO HOLD the above described premises, with the appurtenances, unto Lessee, from the 1st day of July, 1984, to and including the 30th day of June, 2034.
    AND Lessee, in consideration of the leasing of the premises aforesaid by Lessor to Lessee, does covenant and agree with Lessor to pay Lessor, as rent for said demised premises, at the office of MATTESON-RICHTON BANK in Matteson, Illinois the sum as set out in Paragraph R-1 of the Rider attached.








    IT IS FURTHER COVENANTED AND AGREED by Lessee that Lessee will pay or cause to be paid all water rates, and all taxes and assessments that may be laid, charged or assessed on said demised premises, pending the existence of this lease, or if at any time after tax, assessment or water rate shall have become due or payable Lessee shall neglect to pay such water rates, tax or assessment, it may be lawful for Lessor to pay the same at any time thereafter, and the amount of any and all such payments so made by Lessor be deemed and taken, and are hereby declared to be so much additional and further rent for the above demised premises due from and payable by Lessee; and may be collected in the same manner, by distress or otherwise, as is hereinafter provided for the collection of other rents to grow due thereon.

    AND IT IS EXPRESSLY UNDERSTOOD AND AGREED by Lessee that the whole amount of rent reserved and agreed to be paid for said above demised premises, and each and every installment thereof, shall be and is hereby declared to be a valid and first lien upon any and all buildings and improvements on said premises, or that may at any time be erected, placed or put on said premises by Lessee, and upon his interests in this lease, and the premises hereby demised; and that whenever and as often as any installment or rent or any other amount above declared to be deemed and taken as rent shall become due and remain unpaid for one day after the same becomes due and payable, Lessor may sell at public auction, to the highest bidder for cash, after having first given ten days' notice of the time and place of such sale in some newspaper published in the county aforesaid, all the buildings and improvements on said premises, and all the right, title and interest acquired by Lessee under this lease to the premises herein described, and out of the proceeds arising from such sale, after first paying all costs and expenses of such sale, including commissions and attorney's fees, retain to himself the whole amount due on said lease, up to the date of said sale, rendering the surplus (if any) to Lessee, which sale shall be a perpetual bar to and against all rights and equities of Lessee in and to the property sold.

    AND Lessee further covenants with Lessor that Lessee will keep said demised premises in a clean and wholesome condition, in accordance with the ordinances of the city, and directions of the health officers, and that, at the expiration of the time in this lease mentioned, Lessee will yield up said premises to the

Lessor in as good condition as when the same were entered [hard copy text cut-off at edge of page] accident, and ordinary wear excepted.

    IT IS FURTHER AGREED by Lessee that it will not permit said premises, to be
used, for                 any purpose calculated to injure the reputation of
the premises, or of the neighborhood, or to impair the value of the surrounding neighborhood property for present use or otherwise, provided, however, lessee shall cause to be constructed office building in accordance with plans & specifications heretofore approved by Lessor.
    IT IS EXPRESSLY UNDERSTOOD AND AGREED by and between the parties aforesaid that if the rent above reserved, or any part thereof, shall be behind or unpaid, on the day of payment whereon it ought to be paid as aforesaid, of if default shall be made in any of the covenants herein contained to be kept by Lessee, it shall be lawful for Lessor, at his election, to declare said term ended, and into the said demised premises, or any part thereof, either with or without process of law, to re-enter, and Lessee or any persons occupying, in or upon the same, to expel, remove and put out, using such force as may be necessary in so doing, and the said premises again to repossess and enjoy, as in Lessor's first and former estate; and to distrain for any rent that may be due thereon, upon any property belonging to Lessee, whether the same be exempt from execution and distress by law or not; and Lessee in that case hereby waives all legal rights which he now has, or may have, to hold or retain any such property under any exemption laws now in force in this State, or in any other way; meaning and intending hereby to give Lessor a valid and first lien upon any and all the goods, chattels, or other property belonging to Lessee as security for the payment of said rent in manner aforesaid, anything hereinbefore contained to the contrary notwithstanding. And if at any time said term shall be ended at such election of Lessor as aforesaid, or in any other way, Lessee does hereby covenant and agree to surrender and deliver up said above described premises and property peaceably to Lessor immediately upon the termination of said term as aforesaid; and if Lessee shall remain in possession of the same one day after notice of such default, or after the termination of this lease, in any of the ways above named, Lessee shall be deemed guilty of a forcible detainer of the premises under the statute, and shall be subject to all conditions and provisions above named, and to [illegible] and removal, forcibly or otherwise, with or without process of law, as above stated. To comply with the Uniform Commercial Code with respect to security interests in personal property, Lessee agrees to [illegible] pay for the filing of such financing statements as Lessor may require from time to time.

    AND IT IS FURTHER UNDERSTOOD AND AGREED by Lessee that neither the right given in this lease to Lessor, to collect the rent that may be due under the terms of this lease by sale, or any proceedings under the same, shall in any way affect the right of Lessor to declare this lease void and the term hereby created ended as above provided under default made by Lessee.

    AND Lessee hereby waives his right to any notice from Lessor of his election to declare this lease at an end, under any of its provisions, or any demand for the payment of rent, or the possession of premises leased herein; but the simple fact of the non-payment of the rent reserved shall constitute a forcible detainer as aforesaid.

    Lessee further agrees not to remove any buildings or other improvements from said premises, without written consent of Lessor, and that Lessee shall pay and discharge all costs and attorney's fees and expenses that shall arise from enforcing the covenants of this indenture by Lessor.

    IT IS FURTHER UNDERSTOOD AND AGREED that all the conditions and covenants contained in this lease shall be binding upon the heirs, executors, administrators and assigns of the parties of these presents, respectively.

*   and remains unpaid for thirty (30) days hereafter.

** provided Lessee is given written notice of said default and allows Lessee one hundred eighty (180) days from the date of receipt of said notice to cure said default.

SEE RIDER ATTACHED FOR ADDITIONAL TERMS OF THIS AGREEMENT.

This instrument is executed by the MATTESON-RICHTON BANK, not personally, but solely as Trustee, as aforesaid. All covenants and conditions to be performed hereunder by the MATTESON-RICHTON BANK are undertaken by it solely as Trustee, as aforesaid, and not individually, and no personal liability shall be assured or be enforceable against the MATTESON-RICHTON BANK by reason of any of the covenants, statements, representations or warranties contained in this instrument.







    IN WITNESS WHEREOF, the said parties have hereunto set their hands and seals the day and year first above written.
LESSOR:                                LESSEE:
MATTESON-RICHTON BANK, an                   MATTESON-RICHTON BANK, an Illinois
Illinois Banking Corporation           Banking Corporation, Trustee UTA dated
                                       July 1, 1984       aka Trust # 74-1420
                                       ---------------------------------------
By: /s/                                By: /s/ William Walter
- -----------------------------------        ------------------------------------
           President                          Senior Vice President

Attest: /s/                             Attest: /s/
       ----------------------------            --------------------------------
          Vice President                        Vice President

RIDER ATTACHED TO AND FORMING A PART OF THAT CERTAIN GROUND LEASE, made JULY 1, 1984, between MATTESON-RICHTON BANK, an Illinois Banking Corporation, as LESSOR, and MATTESON-RICHTON BANK, a National Banking Association, as Trustee Under
Trust Agreement dated JULY 1, 1984 and known as Trust No. 74-1420, as LESSEE, covering the property commonly known as the Northwest corner of 175th Street and
Halsted, Homewood, Illinois . . . . . . . . . . . . . . . . . . . . . . . . . .
- --------------------------------------------------------------------------------

    All terms and conditions of this agreement to the contrary notwithstanding, it is hereby understood and agreed by the parties hereto as follows:

R-1:     The rental for the property in question shall be as follows:

         A. (1) Construction period - July 1, 1984 to January 31, 1985 - no charge.

              (2)  February 1, 1985 to January 31, 1986 $27,000 per year.

              (3)  February 1, 1986 to January 31, 1987 $28,000 per year.

              (4)  September 1, 1987 to August 31, 1988 $29,000 per year.

              (5)  September 1, 1988 to August 31, 1989 $30,000 per year.

         Payments shall be made quarterly on February 1st, May 1st, August 1st, November 1st of each respective year.

         B. On December 1, 1988, Lessor will employ an MAI Certified Appraiser to appraise the value of the property in question. The annual rental due commencing February 1, 1989 shall be ten (10%) percent of said appraised value. That annual rental amount shall increase at the rate of $1,000.00 per year over each of the following two (2) years (i.e., February 1, 1990 to January 31, 1991, and February 1, 1991 to January 31, 1992), at which time another appraisal will be obtained to determine the new rental amount. This process will be repeated each three (3) years during the life of this Lease Agreement, until and unless changed by mutual agreement of the parties.

              PROVIDED, HOWEVER, if the Lessee at any time disagrees with the opinion of the Lessor's designated appraiser, then in that event, the Lessee may engage the services of its own MAI designated Appraiser and present its opinion of value to the Lessor for Lessor's approval. If Lessor and Lessee cannot agree as to value by each of its designated appraisers, then in that event a third MAI designated appraiser shall be mutually chosen by the parties and the new annual rental rate will be established at ten (10%) percent of the average of the three (3) appraisals.

              PROVIDED HOWEVER, anything to the contrary contained herein notwithstanding, it is hereby understood and agreed by the parties hereto as follows:

              (1)  The minimum annual rental shall be $27,000.00.

              (2) The amount of rental increase, if any, based upon the appraisals as contemplated herein, shall not exceed ten (10%) percent of the then previous annual rate as may be in effect from time to time.

         C. All appraisal costs shall be shared equally by the parties hereto.

R-2: It is understood and agreed by and between the parties hereto that Lessee has submitted to Lessor for its approval and lessor has herewith approved plans and specifications for the construction on the leased property of a building suitable for use as an office building.

R-3: Lessor herein agrees to execute mortgage documents as required by Lessee's Mortgagee and in so doing will subordinate its fee interest to the lien of Lessee's Mortgagee.

R-4: Lessee shall pay in addition to the rent heretofore provided, all of said mortgage payments and all of the costs of maintenance and repair of the building and improvements as contemplated, including all charges for gas, electricity, light, heat, power, telephone, and real estate taxes and special assessments, if any, rendered or supplied upon or in connection with the property and Lessee shall indemnify the Lessor against all liability or damage on such account, it being understood that all expenses of operating the building shall be chargeable to and paid by Lessee, it being the intention of the parties that all improvements on the premises are to be paid by the Lessee and that the Lessee is entitled to the depreciation of the building and improvements and the expenses of operating the building and improvements for income tax purposes. All leasehold improvements shall belong to the Lessee.

R-5: The Lessee shall, at all times during the term of this lease at its own expense, put in, maintain in thorough repair and good and safe condition, all buildings and improvements on the leased property, whether or not necessitated by wear, tear, obsolescence or defects latent or otherwise. The Lessee shall also, at its own expense, put and maintain in thorough repair and in good and safe condition and free from dirt, snow, ice, rubbish and other obstructions and encumbrances, the sidewalks, area chutes, sidewalk hoists, railings, gutters, and curbs in front of and adjacent to the leased ground, and shall hold Lessor harmless from any and all liabilities arising as a result of the Lessee's failure to fulfill the above obligations.

R-6: Lessee, at its own expense, shall comply with all the laws, orders and regulations of Federal, State and Municipal authorities, and with any direction of any public office, pursuant to Law, which shall impose any duty upon the Lessor or the Lessee with respect to the leased property. Lessee, at its sole expense, shall obtain all licenses or permits which may be required for the conduct of its business within the terms of this Lease, or for the making of repairs, alterations, improvements, or additions, and the Lessor, where necessary, will join with the Lessee in applying for all such permits or licenses.

R-7: From the date hereof and during the term of the Lease, the Lessee shall keep the improvements and the ground insured, at its sole cost and expense against claims for personal injury or property damage under a policy of general public liability insurance, with limits acceptable to the Lessor. Such policy shall name the Lessor and the Lessee as the insureds. Within ten (10) days after the date hereof the Lessee shall deliver to the Lessor, Certificates of Insurance certifying that such insurance is in full force and effect. Additionally, throughout the term of this Lease, Lessee shall pay all premiums for insurance coverage on the leased property, including fire and windstorm insurance in such amounts and with such companies as is agreed between the parties hereto.

R-8: If the leased ground, or any part thereof, is taken by eminent domain, this Lease shall expire on the date that the leased property shall be so taken, and the rent shall be apportioned as of that date. All proceeds received from any condemnation award shall be first used to liquidate the balance due on the mortgage. The balance of any proceeds shall be divided as follows: Lessee shall receive the leasehold value of the estate plus the value of the improvements, and the Lessor shall receive the value of the fee subject to the ground lease. The parties hereto hereby expressly waive any right to share in any award other than on the terms above set forth.

R-9: It is understood and agreed by and between the parties hereto that the Lessee may sublet all or portions of the improvements to be built on the leased ground, for the remainder of the Lease term, without the approval of the Lessor. Lessee has an absolute right to sublease all or any portion of the premises to any subtenant upon such terms and conditions as are solely determined by the Lessee. It is further agreed that any obligation of the Lessee may be performed by any of its subtenants with the same force in effect as if performed by the Lessee itself.

R-10: Lessor shall not be liable for any personal injury to the Lessee or to its officers, agents and employees, or to any other occupant or any part of the improvements constructed by Lessee, or for any damage to any property of the Lessee, or of any other occupant of any other part of the improvement on the leased property, irrespective of how such injury or damage may be caused, whether from action of the elements or acts of negligence of the Lessor, or occupants of adjacent property.

R-11: Lessee shall indemnify the Lessor against all liabilities, expenses and losses incurred by the Lessor as a result of (a) failure by the Lessee to perform any covenant required to be performed by the Lessee hereunder; (a) any accident, injury or damage which shall happen in or about the leased property or appurtenances or on or under the adjoining streets, sidewalks curbs or vaults, or resulting from the condition, maintenance, or operation of the leased property, or of the improvements thereon, or of the adjoining streets, sidewalks, curbs or vaults; (c) failure to comply with any requirements of any governmental authority; and (d) any mechanic's lien or security agreement filed against the leased property, any equipment therein, or any materials used in the construction or alteration of any building or improvement thereon.

R-12: This Lease contains the entire agreement between the parties and cannot be changed or terminated orally.

R-13: It is the purpose and intent of the Lessor and Lessee that the rent hereinabove provided to be paid to the Lessor by the Lessee be absolutely net to Lessor so that this Lease shall yield net to Lessor the rent as hereinabove provided to be paid in each month during the term of this Lease and that all costs, expenses, and obligations of every kind or nature whatsoever relating to the demised premises or any improvements thereon which may arise or become due during the term of this Lease shall be paid by the Lessee and that the Lessor shall be indemnified and saved harmless by the Lessee from and against the same.

R-14: Parties understand and agree that the relationship between them is that of Landlord and Tenant and the Lessee specifically acknowledges that all statutory proceedings in the State of Illinois regulating the relationship of Landlord and Tenant respecting collection of rent or possession of the premises accrue to the Landlord hereunder.

R-15: Should the Lessor, during the lease term, elect to sell all or any portion of the leased premises, whether separately or as a part of the larger parcel of which the leased premises are a part, the Lessee shall have the right of first refusal to meet any bona fide offer of sale on the same terms and conditions of such offer. Upon the Lessee's failure to meet such bona fide offer within thirty (30) days after notice thereof from the Lessor, the Lessor shall be free to sell the premises or portion thereof to such third person in accordance with the terms and conditions of his offer.

R-16: Lessor herein shall be entitled to receive copies of any and all notices, including but not limited to, Notices of Default from Lessee's mortgagee.

R-17: Lessor hereby reserves the right to cure any default that may exist from time to time with Lessee's mortgagee or with respect to payment of real estate taxes and insurance premiums. Further, Lessor reserves the right to set off any rent due to Lessee under the terms and conditions of that certain Office Lease dated JULY 1, 1984 by and between Halsted Investment Group, as LESSOR, and MATTESON-RICHTON BANK, an Illinois Banking Corporation, as LESSEE against any sums so advanced by Lessor hereunder required to cure any of Lessee's defaults.

R-18: If the Lessee shall fail, refuse, or neglect to make any of the payments required, then the Lessor may pay the same, and the amount or amounts of money so paid, including reasonable attorneys' fees and expenses which might have been reasonably incurred because of or in connection with such payments, together with interest on all such amounts, at the rate of 13% per annum, shall be repaid by the Lessee to the Lessor, upon the demand of the Lessor, and the payment thereof may be collected or enforced by the Lessor in the same manner as though such amount were an installment of rent specifically required by the terms of this Lease to be paid by the Lessee to the Lessor, upon the day when the Lessor demands repayment thereof or reimbursement therefor of and from the Lessee.

R-19: Anything to the contrary contained herein notwithstanding, the parties hereto understand and agree that real estate taxes for the first and last years shall be prorated proportionately between Lessor and Lessee.

R-20: This Lease is freely assignable, but no assignment or transfer shall be valid unless the assignee shall expressly assume and agree to perform each and every covenant of this Lease which, by the terms hereof, the Lessee agrees to keep and perform, which assumption shall be evidenced by written instrument, nor shall such assignment be deemed valid, unless the assignment and assumption agreement are delivered to the Lessor.

R-21: If the Lessee's interest in and to this Lease Agreement is assigned, the Lessee's liability for the performance of any of the terms, conditions, covenants, and agreements contained herein to be performed by the Lessee, shall remain in full force and effect.

R-22: Nothing herein shall be construed as authorizing the Lessor to declare this lease in default, however, until (1) any nonpayment (e.g., rent, taxes, insurance, mortgage payments) in violation of the terms of this lease shall have continued for thirty (30) days after the respective due dates for payment AND (2) Lessee is given one hundred eighty (180) days from the date of receipt of said notice to cure said default. After expiration of said one hundred eighty (180) day period Lessor may pursue any and all remedies available either at Law or Equity.

                IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day first above written.

LESSOR:                               LESSEE:
MATTESON-RICHTON BANK, an            MATTESON-RICHTON BANK, an Illinois
Illinois Banking Corporation         Banking Corporation, as Trustee Under
                                     Trust Agreement dated July 1, 1984
By: /s/                              and known as Trust No. 74-1420
   --------------------------------
            President

Attest: /s/                          By: /s/ William Walter
       ----------------------------     ------------------------------------
                Vice President               Senior Vice President

                                     Attest: /s/
                                            --------------------------------
                                                   Vice President

This instrument is executed by MATTESON-RICHTON BANK, not personally but solely as Trustee, as aforesaid. All covenants and conditions to be performed hereunder by MATTESON-RICHTON BANK are undertaken by it solely as Trustee, as aforesaid and not individually, and no personal liability shall be assured or be enforceable against MATTESON-RICHTON BANK by reason of any of the covenants, statements, representations or warranties contained in this instrument.

                                          No. 23                  GEORGE E. COLE
                OFFICE LEASE            August, 1966                 LEGAL FORMS
                ----------------------------------------------------------------
                ----------------------------------------------------------------

                                        OFFICE LEASE

                THIS INDENTURE, Made      June 1,                        1985
                between:  HALSTED INVESTMENT GROUP

                Lessor and
                MATTESON-RICHTON BANK, an Illinois Banking Corporation,

                Lessee.

                WITNESSETH, That in considertaion of the Lessee's covenants and agreements herein contained, the Lessor hereby demises and leases unto the Lessee the premisees known and described as follows:

                The room or rooms known and designated as the first floor of the building knows an the Matteson-Richton Bank Building,

                at number 17450 South Halsted Street in Homewood: State of Illinois, or as shown on the floor plan attached hereto and initialed by the parties.

                TO HAVE AND TO HOLD the same for a term of Fifteen (15) commencing July 1, 1985 and expiring June 30, 2000, unless previously terminated, as hereinafter provided.

                IN CONSIDERATION of said demise, the lessee covenants and agrees with the lessor as follows:

RENT                1.  To pay as rent for said premises, for said term,
                the sum of See Rider Attached Dollars in lawful money of the United States of America, payable in monthly installments of

                                   See Rider Attached


                                 Dollars, each in advance upon the first
                day of every calendar month of the term hereof, and at the same rate for fractions of a month if said term shall be terminated, as hereinafter provided, on any day other than the last day of the month, and all of said payments shall be made at the office of in Chicago, or at such place as the lessor may from time to time designate.

USE                 2.  The lessee shall use and occupy said promises for
                professional office space and for no other use or purpose; and the lessee shall, at his own expense, keep said premises in good repair and tenantable condition during said term, replacing at his own expense, any and all broken glass in or about said premises with glass of the same size and quality, adn replacing signs thereon.

CONDITION           3.  No representations, except such as are endorsed
OF              hereon, have been made to the lessees respecting the
PREMISES        condition of said premises. The taking posession of said
                premises by the lessee whall be conclusive evidence as against the lessee that said premises were in good and satisfactory condition when prssession of the same was so taken; and the lessee will, at the termination of this lease by lapse of time or otherwise, return said premises to the lessor in as good condition as when received, loss by fire and ordinary wear excepted.

TRANSFER            4.  The lessee shall not assign this lease or any
OF              interest hereunder and will not sublet said premise or
LESSEE'S        any part thereof; and will not permit the use of said
INTEREST        premises by any other parties than the lessee and the
                agent and servants of the lessee, except with the written consent of the lessor. If the lessee shall at any time during the term hereby demised become insolvent, or if proceedings in bankruptcy shall be instituted by or against the lessee, or if a receiver or a trustee shall be appointed of the lessee's property, or if the lessee shall make an assignment for the benefit of creditors, or if this lease shall, by operation of law, devolve upon or pass to any person or persons other than lessee, then and in each of said cases it shall and may be lawful for the lessor, at the lessor's election, to forfeit this lease and re-enter said premises and take possession thereof as of its former state without the service of any notice or demand whatever.

REPAIRS             5.  The lessor may enter said premises at all
AND             reasonable times for the purpose of making such repair or
ALTERATIONS     alterations therein as it shall deem necessary for the
                safety, preservation or improvement of said premises or said building. The lessee will lmake no alterations in or additions to said premises without first obtinaing the lessor's written consent and lessee shall submit to lessor upon request paid bills, contractor's affidavits and full and final lien waivers for any alterations or repairs made by lessee. All erections, additions, fixtures and improvements, whether temporary or permanent in character, (except only the movable office furniture of the lessee), made in or upon said premises, either by the lessor or the lessee, shall be the lessor's property, and shall remain upon said premises at the termination of this lease, by lapse of time or otherwise.

                ceedings, including the issuance of execution upon any such judgment, and to stipulate [illegible] erroror appeal shall be prosecuted from such judgment or judgments, nor any bill [illegible] proceedings of any kind taken in law or equity to interfere in any way with the operation of such judgment or judgments or of execution issued thereon and to consent that execution may immediately issue thereon.

FIRE AND            18.  If, during the life of this lease, the premises
CASUALTY shall be so injured by fire, explosion or other casualty, as to be untenantable, then unless said injury be repaired within sixty days thereafter either party hereto may cancel this lease, in which case rent shall be apportioned and paid to the day of such fire, explosion or other casualty.

REMEDIES            19.  All rights and remedies of the lessor under this
CUMULATIVE      lease shall be cumulative, and none shall exclude any other rights and remedies allowed by law.

SUCCESSORS          20.     Each of the provisions of this lease
AND             shall extend to and shall, as the case may require, bind
ASSIGNS         or inure to the benefit of, not only the lessor and the
                lessee, but also their respective successors, legal representatives and assigns.

                IN WITNESS WHEREOF; The parties hereto have hereunto set their hands and affixed their respective seals, the day and year first above written.

                                        LESSOR:
                                       FLOYD M. PHILLIPS & CO., as Agents
                                       for HALSTED INVESTMENT GROUP
ATTEST:                                --------------------------------[SEAL]


- -----------------------------------    By: /s/ [illegible]
                                          -----------------------------[SEAL]
                                       LESSEE:
                                       MATTESON-RICHTON BANK, an Illinois
                                       Banking Corporation,
                                       --------------------------------[SEAL]

- -----------------------------------    By: /s/ [illegible]
                                          -----------------------------[SEAL]


                           RULES AND REGULATIONS

(Applicable only to the premises demised by the within lease and to the tenants thereof.)

        1. No sign, picture, advertisement or notice shall be displayed, inscribed, painted or affixed on any part of the outside or inside of said building or on or about the premises hereby demised, except on glass of the doors and windows of said premises and on the directory board of the building, and then only of such color, size, style and material as shall be first specified by the lessor in writting on this lease.

        2. The tenants shall not (without the lessor's written consent) put up or operate any steam engine boiler, electric motor, machinery or stove upon the premises or carry on any mechanical business thereon, or use flammable fluid therein. No article deemed extra hazardous on account of fire and or explosives shall be brought into said premises.

        3. No additional locks shall be placed upon any doors of the premises and lessees shall not permit any duplicate keys to be made (all necessary keys will be furnished by the lessor), but if more than two keys for any door-lock are desired, the additional number must be paid for by the lessee. Upon the termination of this lease the lessees shall surrender all keys of the premises and of the building and give to the lessor the explanation of the combination of all locks on vault doors in the premises.

        4. All safes, furniture, boxes and other bulky articles shall be carried up or into the premises at such times and in such manner as shall be specified by the lessor; the lessor reserves the right to prescribe the position of all safes and other heavy articles, and any damage done to the building or to other tenants in the building by taking in or pulling out a safe or from overloading the floor in any way shall be paid by the lessee.

        5. Lessor agrees to furnish hot water in the tubs, basins, pipes and faucets provided for such purposes during the term of this lease and heat will be furnished at reasonable hours if the weather and temperature require it, from the first day of October till the thirtieth day of April of the succeeding year for the use of lessee, except when prevented by strike, accident, or other cause beyond the control or prevention of lessor, and except during the repairing of the apparatus provided in said building for the furnishing of said water and heat. Lessor shall not be held liable for any injury or damage whatsoever which may arise or accrue from his failure to furnish cold or hot water heater, elevator service, regardless of the cause of said failure all claims for such injury or damage being hereby expressly waived by lessee.

        6. All janitor work and the caring for the demised premises shall be paid for by the lessor and no person other than the janitor of the building shall, without the lessor's consent, be employed by the lessees for the purpose of cleaning or taking charge of said premises. Any person or persons so employed by the lessees, with the lessor's consent, shall be subject to and under the control and direction of the janitor but not as agent, or servant of said janitor or of the lessors. The janitor of said building shall at all times keep a pass key and be allowed admittance to said premises, to cover any emergencies of fire that may arise and to enable him to examine said premises from time to time.

        7. The lessor and its agents shall have the right to enter the demised premises at all reasonable hours to examine or exhibit the same, and may place and keep on the windows and doors of said premises "for rent" notices at any time.

        8. If the lessees desire telegraph, telepone, or electric connections the lessor will direct the electrician as to where and how the wires are to be introduced and without such directions no boring or cutting for wires will be permitted.

        9. If the lessees desire awnings or shades or drapings either inside or outside of the windows, they must be erected at the expense of the lessees, and must be of such shape, color, material and make as may be prescribed by the lessor.

        10. The lessees shall not allow anything to be placed against or near the glass in the partitions between the premises leased and the halls or corridors of the building which shall diminish the light in the halls or corridors.

        11. Water on said premises shall not be wasted by the lessees or their employees by tying or wedging back the faucets of the washbowls or otherwise. Neither the lessees nor their employees shall undertake to regulate the thermostats which control the heat; but shall report to the office of the building whenever the [illegible] are not working properly or satisfactorily.

        12. No bicycle or other vehicle and no dogs or other animals shall be allowed in the offices halls, corridors or any other parts of said building.

        13. The lessor reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful for the safety.

        14. The building shall be opened at _________ and closed at ______ daily, or at such hours as the lessor may from time to time determine. Before and after said hours admittance may be claimed only by tenants known to the watchman. Elevator service will be furnished daily (Sundays and holidays excepted), from _______ to ________ Elevator service will be furnished on holidays and Sundays as will reasonably meet the needs of tenants.

        15. Ice, mineral waters, newspapers, towels, or other supplies shall not be furnished by other persons than those allowed by lessor.

        16. The lessees shall not be permitted to canvass among tenants of the building.

        17. The lessees shall at their expense, provide artificial light for the employees of the lessor while doing janitor service or other cleaning and in making repairs or alterations in said demised premises.

        18. Tenants must close their windows to secure protection against the weather, and shall be responsible for any damage growing out of the neglect of this rule. Nothing shall be thrown by the tenants, their clerks or servants, out of the windows of the building.

        19. The lessees shall list all articles to be taken from the building upon a blank furnished by the lessor. Such list shall be presented at the office of the building for approval before it will be accepted by the watchman.

                                       GUARANTY

IN CONSIDERATION that the within lease was executed and delivered to the lessee
within named at                            request, and in further consideration
                --------------------------
of one dollar to                       paid by the lessee above named,
                 ---------------------
             hereby guarantee to the said lessor, its successors and assigns,
- ------------
the performance by the said lessee of all the obligations of the said lessee
under the above lease, and                        will pay all the lessor's
                           ----------------------
expenses, including attorney's fees, incurred in enforcing said obligations, or
incurred in enforcing this guaranty; and                   hereby waive notice
                                         -----------------
of any default by the lessee under the terms of said lease and consent to any extension of time for the payment of money due under said lessee or to any other indulgences granted thereunder to said lessee by the lessor.

                                       ------------------------------ (Seal)

                                       ------------------------------ (Seal)

                                      ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby assign         all          right,
                                                 -------     --------
title and interest in and to the within lease unto
                                                   -------------------------
              successors, legal representatives, heirs and assigns, and in
- -------------
consideration of the consent to this assignment by the lessor, the undersigned
guarantee          the performance by said                 of all the
          --------                         ---------------
obligations of the lessee under said lease, and hereby waive notice of any subsequent assignment of the said lessee or any default by said assignee
- ---------------- under the terms of said lease, and the undersigned hereby consents to any extensions of time for the payment of money due under said lease or other indulgences granted by said lessor to said assignee.

    Dated this                     day of                 19
              --------------------       ----------------   ------------------

                                       ------------------------------ (Seal)

                                       ------------------------------ (Seal)

IN CONSIDERATION of the above assignment and of the consent of the lessor
thereto, the undersigned hereby assume              , the within lease, and
                                       -------------
agree                to make all the payments yet to be made, and to perform and
      --------------
abide by all obligations of the lessee under the within lease.

    Dated this                     day of                 19
              --------------------       ----------------   ------------------

                                       ------------------------------ (Seal)

                                       ------------------------------ (Seal)

                                CONSENT TO ASSIGNMENT

    We hereby consent to the assignment of the within lease to
                                                               ---------------
                                    , on the express condition, however, that
- -----------------------------------
both the assignors and the assignee                   shall be and remain liable
                                    -----------------
for the prompt payment of the rent and for the performance of all the obligations of the lessee under said lease, and that no further assignment of said lease, and no subletting of the premises or any part of the premises, by said lease deemed, shall hereafter be made.

    Dated this                     day of                 19
              --------------------       ----------------   ------------------

                                       ------------------------------ (Seal)

                                       ------------------------------ (Seal)

    OFFICE LEASE

       FROM

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- --------------------

        TO

- --------------------

- --------------------

- --------------------

- --------------------

- --------------------

- --------------------

- --------------------

- --------------------

   GEORGE E. COLE
     LEGAL FORMS

         RIDER ATTACHED TO AND FORMING A PART OF THAT CERTAIN LEASE AGREEMENT made June 1, 1985, by and between FLOYD M. PHILLIPS & CO., as Agents for Halsted Investment Group, LESSOR, and MATTESON-RICHTON BANK, an Illinois Banking Corporation, LESSEE, as follows:
         ---------------------------------------------------------------------

         All terms and conditions of this agreement to the contrary notwithstanding, it is hereby understood and agreed by the parties hereto as follows:

R-1: Notwithstanding any other provisions contained in this lease, in the event the Lessee is closed or taken over by the banking authority of the State of Illinois, or other bank supervisory authority, the Lessor may terminate the lease only with the concurrence of such banking authority or other bank supervisory authority, and any such authority shall in any event have the election either to continue or to terminate the lease: Provided, that in the event this lease is terminated, the maximum claim of Lessor for damages or indemnity for injury resulting from the rejection or abandonment of the unexpired term of the lease shall in no event be in an amount exceeding the rent reserved by the lease, without acceleration, for the year next succeeding the date of the surrender of the premises to the Lessor, or the date of re-entry of the Lessor, whichever first occurs, whether before or after the closing of the bank, plus an amount equal to the unpaid rent accrued, without acceleration up to such date.

R-2: As additional consideration, the Lessee agrees to pay as additional rent for use and occupancy its proportionate share of any increase in the real estate taxes in excess of $1.00 per square foot to the Lessor in direct proportion of the amount of square footage leased by the Lessee. The proportionate share of taxes provided for in this paragraph shall be computed on the basis of the ratio of the leased premises, (1,806 square feet) in relation to the net rentable square foot area of the building (15,962 square feet) times the total amount of the real estate tax bill for the gross square foot area of the entire property including common areas. The Lessee's ratio of square foot area in relation to the total rentable area of the building is computed as 11.3%.

R-3: The Lessee's space will be finished with standard carpeting, ceilings, lay-in light fixtures and masonry exterior walls. Lessee will also be allowed $5.00/square foot of first floor area for upgrading standard construction and/or finishing interior areas.

R-4: If the Lessee desires alterations and improvements in excess of or other than the work heretofore provided for, the Lessor shall do same at the Lessee's expense. All work shall be approved by Lessor, which approval shall not be unreasonably withheld, and further provide that no part of the work shall be of a character which will require changes outside the premises or will adversely affect the legality of the use of the building, or the cost of insurance for the building. The Lessee shall reimburse the Lessor from time to time upon demand for the cost of Lessee's additional work including the cost of architectural or engineering, if any, and said costs shall be considered as rent under the lease terms.

R-5: The Lessee shall be responsible for the cost of all heating, air-conditioning and electrical service used within the demised premises. Electrical service shall include but is not limited to, the following: wall outlets, lighting fixtures, lamps and all office equipment.

R-6: Lessee shall maintain all carpeting installed by Lessor, and agrees to shampoo, change or replace, in the event of damage by Lessee, save ordinary wear and tear. Lessee further agrees to have all carpeting professionally cleaned upon vacating the demised premises.

R-7: Lessor shall supply the initial bulbs for all ceiling lighting fixtures. All replacement of bulbs are to be supplied and installed by Lessee.

R-8: Lessee shall be responsible for the payment of all inspection fees, license fees or business operating fees that may be required by the Village, City or any other governmental agency that pertains specifically to the Lessee's rented area.

R-9: Lessor shall provide rest-room facilities for men and women and a water fountain on each floor.

R-10: All window treatment installed by Lessee, consisting of draperies, blinds, etc., shall be in a solid off-white color or lining, on that side exposed to public streets or areas.

R-11:    Rental for the premises shall be as follows:

         1st Month through and including 12th month of occupancy:
              12 installments of $1,806.00 per installment, due on the First day of each and every calendar month.

         13th Month through and including 24th month of occupancy:
              12 installments of $1,956.50 per installment, due on the First day of each and every calendar month.

         25th Month through and including 36th month of occupancy:
              12 installments of $2,107.00 per installment, due on the First day of each and every calendar month.

         37th Month through and including 48th month of occupancy:
              12 installments of $2,182.25 per installment, due on the First day of each and every calendar month.

         49th Month through and including 60th month of occupancy:
              12 installments of $2,257.50 per installment, due on the First day of each and every calendar month.

         The lease rate for the remaining ten (10) years of the initial lease term will be as follows:

              Sixty (60) days prior to the expiration of the Fifth year of this lease agreement, the parties shall attempt to negotiate a mutually acceptable lease rate for future years. If the parties cannot determine a mutually agreeable lease rate then, in that event, the most recent annual lease rate will be increased by fifty (50%) percent of the most recent increase in the Consumer Price Index for Chicago All Urban Consumers as published by the Bureau of Labor Statistics of the U.S. Department of Labor.

              This process shall be repeated annually unless changed by mutual agreement of the parties.

              In all events, the minimum annual rental shall be $27,090.00.

R-12: The Lessee may sublet all or portions of the leased property for the remainder of the term with the approval of the Lessor, which approval shall not be unreasonably withheld, provided that the business or occupation of the subtenant is not extra-hazardous, disreputable, or illegal, and provided further that the Lessee shall remain primarily liable for the payment of the rent herein reserved and for the performance of all the other terms of this lease required to be performed by the Lessee.

R-13: This lease is subject and subordinate at all times to the lien of existing and future mortgages on the leased property. Although no instrument or act on the part of the Lessee shall be necessary to effectuate such subordination, the Lessee will, nevertheless, execute and deliver such further instruments subordinating this lease to the lien of all such mortgages as may be desired by the mortgagee.

R-14: Lessee shall defend, indemnify and hold Lessor harmless from and against any claim, loss, expense or damage to any person or property in or upon the demised premises or any area allocated to or used exclusively by Lessee or its agents, employees, or invitees, arising out of Lessee's use or occupancy of said premises, or any act or neglect of Lessee or Lessee's servants, employees, or agents, or any change, alteration or improvement made by Lessee in the demised premises.

R-15: A. The term of this lease may be extended, at the option of the Lessee, for two (2) successive periods of five (5) years being herein sometimes referred to as an extended term.

      B. The option to extend shall be exercised by the Lessee by giving written notice to the Lessor at least sixty (60) days prior to the expiration of the then existing term.

         Each extended term shall be upon the same terms, covenants and conditions as provided in this Lease for the initial term, except as specifically set forth in number R-15-C below. The Lessee may not extend this Lease beyond the second extended term. Any termination of this lease during the initial or any extended term shall terminate all rights of any further extension hereunder.

      C. For each lease year of any of the extended terms provided for in this lease, Lessee shall pay to Lessor a net annual rental at a rate per annum equal to the amount of annual rental due and payable for the final lease year immediately prior to the expiration of the initial fifteen (15) year term, hereinafter referred to as "Base Year Renewal"; plus such additional amount, if any, as shall be sufficient to give to the Lessor for each lease year during such extended terms a total net rent equal to the purchasing power of the base year rental during the final year of the initial fifteen (15) year term.

      D. Within 30 days after the publication and issuance thereof, the Lessor shall deliver to the Lessee a true copy of the Consumer Price Index (the "Index"), for Chicago, Illinois, for all terms of the Bureau of Labor Statistics All Urban Consumers of the United States Department of Labor for the month ending the final month of the 14th year of the initial fifteen (15) year term hereunder (Base Year), for the month ending the final month of the final (15) year of the initial fifteen
         (15) year term hereunder, and for the corresponding month in each lease year thereafter. If the Index shows a decrease in the purchasing power of Base Year Rental, the Lessor, as soon as possible after the delivery of each Index subsequent to the Index for the base month, shall furnish the Lessee with the computation of the additional amount, if any, to be paid by the Lessee for the lease year in question. Such additional amount shall be divided and paid in 12 equal monthly installments during each such lease year. Pending the determination of the additional amount, if any, to be paid by the Lessee, the Lessee shall continue to pay the then existing rent and when the additional amount has been determined, the Lessee, on the first day of the month immediately following the furnishing by the Lessor to the Lessee of the computation thereof, shall pay to the Lessor the number of installments that shall have elapsed from the commencement of the lease year in question up to and including the first day of such month.

      E. If at the time required for the determination of the additional rent the Index is no longer published or issued, or if at that time either the Lessor or the Lessee is of the opinion that the Index does not accurately reflect, in relationship to the base date, the purchasing power of the Base Year Rental, the parties shall use such other index as is then generally recognized and accepted for similar determinations of purchasing power. If the parties are unable to agree on the selection of an index which would most accurately carry out the intent hereof, or if there is a dispute with respect to the computation of the additional rent as herein provided, then the issue with respect thereto shall be determined by arbitration.

LESSOR:                                LESSEE:
FLOYD M. PHILLIPS & CO.                MATTESON-RICHTON BANK, an
as Agents for Halsted Investment,      Illinois Banking Corporation
Group


By: /s/                                By: /s/
   --------------------------------        ------------------------------------

                               LEASE ADDENDUM AGREEMENT

This Agreement, made and entered into this 21st day of January, 1994, by and between Halsted Investment Group, Lessor, and Beverly Bank-Matteson for Matteson-Richton Bank, Lessee, does hereby set out the following:

1.  This Agreement is made a part of the Leases as outlined below:

    - Lease dated 6/1/85, Suite 1W (1,860/sf), at 17450 South Halsted Street, Homewood, IL;

    - Lease dated 7/1/84, Suite 1E (3,566/sf), at 17450 South Halsted Street, Homewood, IL; and,

    - Lease dated 9/1/86, Drive-In Facility (400/sf), at 17450 South Halsted Street, Homewood, IL.

2. Monthly rental payments for the period of 9/1/93 through 8/31/94 shall be extended through 12/31/94 at the same rental rate. The Lease term as outlined in the Leases in Paragraph 1 shall be adjusted to commence January 1, 1995 and expire December 31, 2000, and all rental payments shall be adjusted accordingly.

3. The Lease term has been extended for the premises as shown in Paragraph 1 of this Agreement for an additional eight (8) year term, commencing January 1, 2001 and expiring December 31, 2008.

4. Rental for the adjusted Lease term and the Lease Extension term shall be computed for each 12 month term using a three (3%) percent annual increase.

5. As part of this Agreement, Lessor agrees to reimburse the Bank for thirty (30%) percent of the cost associated with the exterior renovation scheduled for the spring of 1994, not to exceed $39,000, whichever is less.

6. All other terms, conditions and provisions of the Leases outlined in Paragraph 1 of this Agreement shall remain in effect during the adjusted and extended Lease terms.

LESSOR:
Halsted Investment Group


By: /s/ Wilbert S. Zager
   --------------------------------
   Wilbert S. Zager, President
   Floyd M. Phillips & Co., Inc., Agents

                                       LESSEE:
                                       Beverly Bank-Matteson for
                                           Matteson-Richton Bank

                                       By: /s/
                                              Pres & CEO
                                          ------------------------------------